UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                          Date of Report: January 8, 2009


                        LEGACY TECHNOLOGY HOLDINGS, INC.
                            (Formerly Life USA, Inc.)
                          --------------------------
             (Exact name of registrant as specified in its charter)


              Colorado                                  000-50294                               84-1426725
-------------------------------------             ----------------------             ---------------------------------
  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)


                 172 Stanwell Street, Colorado Springs, CO 80906
                 -----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (719)-579-5882
                                 --------------
                 Company's telephone number, including area code


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL  OFFICERS:  ELECTION OF DIRECTORS:
APPOINTMENT OF PRINCIPAL OFFICERS.

Wesley F. Whiting has resigned as  Director  effective  January 8, 2009.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                        LEGACY TECHNOLOGY HOLDINGS, INC.



                             By: /s/David Kutchinski
                             -----------------------
                                    David Kutchinski, President and Chief
                                    Executive Officer


Date: February 5, 2009